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                          SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting material pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            PRESIDENT CASINOS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         _________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         _________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to the Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined:
         _________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
         _________________________________________________________________
     (5) Total fee paid:
         _________________________________________________________________
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing:
     (1) Amount previously paid:
         _________________________________________________________________
     (2) Form, Schedule or Registration Statement No.:
         _________________________________________________________________
     (3) Filing Party:
         _________________________________________________________________
     (4) Date Filed:
         _________________________________________________________________

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Explanatory Notice

  Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, the Registrant hereby files the following definitive additional solicitation materials to be used in connection with the solicitation of proxies by the Registrant from selected holders of the Company's Common Stock. The proxies will be used in connection with the Registrant's 1999 Annual Meeting of Stockholders, which was adjourned on August 10, 1999 and will be reconvened on August 23, 1999. The definitive additional solicitation materials will be first used in connection with the solicitation of proxies on August 13, 1999.

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                                 [LOGO]






                             URGENT REQUEST!


August 13, 1999

Dear Fellow Stockholder:

You have previously received proxy material in connection with the Annual Meeting of Stockholders of President Casinos, Inc. which was held on August 10, 1999. The meeting had to be adjourned until August 23, 1999 in order to allow further solicitation of votes for proposal #2. According to our latest records, your PROXY VOTE for this meeting has not been received.

     Your Board of Directors recommends a vote in favor of all proposals

WE NEED YOUR SUPPORT! Please save your Company the expense of additional solicitation costs by voting as soon as possible. Follow the instructions on the enclosed voting form to cast your vote.

You may vote by one of the following methods:

     1. Call the toll-free 800# on the voting form included in this package. This call will not cost you anything. Use your 12-digit control number located on the voting form to cast your vote.

     2. Vote over the Internet www.proxyvote.com using the 12-digit control number located on the voting form.

     3. Sign the proxy and mail it back in the enclosed postage-paid envelope prior to the meeting date.

We appreciate your timely attention to this matter.

James A. Zweifel
Executive Vice President and
Chief Financial Officer
314/622-3018